UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2012

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 21, 2012, pursuant to the terms of a share purchase agreement (the “Share Purchase Agreement”) among Agilent Technologies, Inc., a Delaware corporation (“Agilent”), Agilent Technologies Europe B.V., a limited liability company incorporated under the laws of The Netherlands and a direct, wholly-owned subsidiary of Agilent (“Agilent Europe”), and Delphi S.a.r.l., a Luxembourg private limited liability company that is ultimately controlled by EQT V Limited (“Delphi”), Agilent Europe completed its acquisition of 100% of the share capital of Dako A/S, a limited liability company incorporated under the laws of Denmark (“Dako”), for a cash enterprise value of approximately $2,144 million, subject to a post-closing working capital and net debt adjustment.  Following the completion of the acquisition, Dako is a wholly owned subsidiary of Agilent Europe.

On July 5, 2012, Agilent filed a Current Report on Form 8-K stating that it had completed the acquisition of Dako and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Dako A/S as of and for the fiscal year ended December 31, 2011 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the six months ended April 30, 2012, for the nine months ended July 31, 2012 and for the year ended October 31, 2011, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit No.	Description
23.1	Consent of KPMG Statsautoriseret Revisionspartnerselskab, independent auditor
99.1	Audited consolidated financial statements of Dako A/S as of and for the fiscal year ended December 31, 2011.
99.2
Unaudited pro forma condensed combined consolidated financial statements as of and for the six months ended April 30, 2012, for the nine months ended July 31, 2012 and for the year ended October 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: September 5, 2012

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG Statsautoriseret Revisionspartnerselskab, independent auditor.
99.1	Audited consolidated financial statements of Dako A/S as of and for the fiscal year ended December 31, 2011.
99.2
Unaudited pro forma condensed combined consolidated financial statements as of and for the six months ended April 30, 2012 , the nine months ended July 31, 2012 and for the year ended October 31, 2011.

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